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                                                                   EXHIBIT 10.3


                     STOCK AND WARRANT PURCHASE AGREEMENT


          This STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is entered into as of April 15, 1996 by and among ProSoft Development, Inc., a Nevada corporation (the "Company"), Donald L. Danks, Keith D. Freadhoff and Douglas Hartman (collectively, the "Major Shareholders"), and the persons listed on Schedule 1 hereto (collectively, the "Purchasers" and individually, a "Purchaser").

                                 R E C I T A L S
                                 ---------------

          A. The Company is in the process of acquiring 100% of the outstanding capital stock of Pro-Soft Development Corp. ("Pro-Soft California"), a California corporation engaged in the business of training individuals in advanced computer technology (the "Business"), and is seeking equity financing to finance the growth of the Business. The acquisition of Pro-Soft California (the "Acquisition") is being effected through an Agreement and Plan of Reorganization involving the Company, Pro-Soft California and the shareholders of Pro-Soft California.

          B. The Major Shareholders will be the principal shareholders of the Company upon completion of the acquisition of Pro-Soft California.

          C. Each of the Purchasers desires to make an equity investment in the Company on the terms and conditions set forth in this Agreement.


                               A G R E E M E N T
                               -----------------

          In consideration of the foregoing recitals and the mutual promises and covenants contained in this Agreement, the parties to this Agreement agree as follows:

          1.  Purchase and Sale of Shares.  Upon the terms and subject to the
              ---------------------------
conditions contained herein, the Company hereby sells to each Purchaser, and each Purchaser, severally, and not jointly, hereby purchases from the Company, the number of shares (the "Shares") of Common Stock specified on the signature page to this Agreement, at a purchase price of $3.50 per share.

          2.  Issue and Sale of Warrants.  The Company shall issue and sell to
              --------------------------
each Purchaser in connection with each purchase of Shares a Warrant representing the right to purchase, for a price (the "Exercise Price") of $5.00 per share, the number of shares of Common Stock equal to .3333 shares for every share purchased by such Purchaser, rounded upward to next whole share in the case of any fractional share, for a total of 402,500 shares of Common Stock. Each Purchaser agrees to purchase such Warrants concurrently with each purchase of Shares made by it. The purchase price for each Warrant shall be equal to the product of $0.001 multiplied by the number of shares initially issuable upon exercise of such Warrant. Each of the

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Warrants shall be substantially in the form of Exhibit A to this Agreement.

          3.  Representations and Warranties of the Company.  The Company
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hereby represents and warrants to the Purchasers as follows:

              (a)   Organization.  The Company (i) is a corporation duly
                    ------------
organized, validly existing and in good standing under the laws of the State of Nevada and (ii) has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into and perform this Agreement and to issue and carry out the provisions of the Warrants.

              (b)   Authorization.  The execution, delivery and performance by
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the Company of this Agreement and the Warrants have been duly and validly authorized by the Company's Board of Directors and no authorization or approval of the Company's shareholders is required in connection therewith. This Agreement and the Warrants constitute the legal, valid and binding obligations of the Company and each is enforceable against the Company in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

              (c)   No Conflict.  The execution, delivery and performance by the
                    -----------
Company of this Agreement and the issuance of the Warrants: (i) will not conflict with, result in a breach of or constitute a default under any contract, agreement, indenture, loan or credit agreement, deed of trust, mortgage, lease, security agreement or other arrangement to which the Company is a party or by which the Company or any of its properties or assets is bound or affected; (ii) will not cause the Company to violate or contravene any provision of its Articles of Incorporation or Bylaws; or (iii) require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Articles of Incorporation or Bylaws of the Company, any law, statute, rule or regulation to which the Company is subject or any agreement, instrument, order, judgment or decree to which the Company is subject.

              (d)   Shares.  All of the shares of Common Stock issuable under
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this Agreement have been duly authorized and reserved for issuance and, upon payment therefor and issuance thereof in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

              (e)   Warrant Shares.  All of the shares of Common Stock issuable
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upon exercise of the Warrants have been duly authorized and reserved for issuance and, upon payment thereon and issuance thereof in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable.

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              (f)   Capitalization. The authorized capital stock of the Company
                    --------------
consists of 10,000,000 shares of Common Stock, and the Company has no authority to issue any other capital stock or security. Upon completion of the Acquisition, a total of 5,113,250 shares of Common Stock will have been issued and such shares will be duly authorized, validly issued, fully paid and nonassessable. Except as provided in this Agreement and the Company's Articles of Incorporation, there are no outstanding preemptive, conversion or other rights, subscriptions, options, warrants, calls, contracts, demands, commitments, convertible or exchangeable securities or other instruments, agreements or arrangements of any character or nature whatever issued by or binding upon the Company for the purchase or acquisition of any shares of its capital stock, other than (i) outstanding warrants to purchase an aggregate of 1,037,500 shares of Common Stock, and (ii) options granted or to be granted to employees and consultants of the Company under the Company's stock option plan to be implemented.

          4.  Rights of First Refusal.
              ------------------------

              4.1  Right of First Refusal on Sales by Major Shareholders.  The
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Major Shareholders agree as follows:
- ------------------------------------

                   (a) In the event that any Major Shareholder desires to sell, transfer or dispose of any shares in the Company in any manner whatsoever during such Shareholder's lifetime, that Shareholder shall first offer to sell those shares to the Purchasers by giving them written notice to that effect. The notice shall specify the number of shares proposed to be transferred, the party proposing to receive such shares and the consideration to be given in exchange therefor, and shall be given in the manner prescribed by Section 9 hereof. The Purchasers shall have the option for 30 days after that notification to purchase all of the shares offered for sale. Each Purchaser shall have the right to purchase the shares offered for sale pro rata in accordance with the number of Shares owned by each of them, unless otherwise agreed among them.

                   (b) If all of the offered shares are not purchased by the Purchasers before the expiration of the time period above, the offering Major Shareholder shall be under no obligation to transfer any of the offered shares to the Purchasers, but may dispose of those shares to the same proposed transferee within 30 days after the expiration of such time period, except that he shall not transfer any of such shares upon terms more favorable to the transferee than those described in the notice to the Purchasers.

              4.2  Right of First Refusal on Sales by the Company.
                   -----------------------------------------------

                   (a) If the Company determines to issue any additional shares of its capital stock, or warrants, options, rights or other securities convertible into its capital stock (collectively, the "Equity Securities") from and after the date of this Agreement, the Company shall first give each of the Purchasers the right to purchase such Equity Securities by delivering to them a written offer which shall state the price and other terms and conditions of the proposed issuance. The Purchasers as a group shall have the right to purchase up to 75% of the Equity

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Securities offered. If the Company proposes to issue the Equity Securities for consideration other than solely cash and/or promissory notes, the offer to the Purchasers shall, to the extent of such consideration, permit such holders to pay in lieu thereof cash equal to the fair market value of such consideration, and the offer shall state the Company's estimate of such fair market value. The Board of Directors shall fix the period of the offer which shall be a minimum of 20 days or such longer period as is necessary to determine the fair market value of the consideration referred to in the preceding sentence.

                 (b) A Purchaser may accept an offer only by giving written notice to the Company before the offer expires that the Purchaser has accepted the offer to purchase some or all of the securities offered (the "Accepted Securities"); provided, however, that each Purchaser shall have the right to purchase its portion of the 75% of Equity Securities pro rata in accordance with the number of Shares owned by each of them, unless otherwise agreed by them.

          Notwithstanding the foregoing, any such Purchaser may, at the time it accepts the offer, subscribe to purchase any or all securities offered ("Oversubscription Securities") which may be available as a result of the rejection, or partial rejection, of the offer by other Purchasers. Promptly following the expiration of the offer, the Company shall allocate the securities subscribed for among the Purchasers accepting or partially accepting the offer (the "Subscribing Holders"), pro rata, based upon their respective holdings as aforesaid, and shall by written notice (the "Acceptance Notice") advise all Subscribing Holders of the number or amount of securities allocated to each of the Subscribing Holders. Within 10 days following receipt of the Acceptance Notice, each of the Subscribing Holders shall deliver to the Company payment in full for the Accepted Securities purchased by it against delivery by the Company by each Subscribing Holder of a certificate or certificates evidencing the Accepted Securities purchased by it.

          To the extent the offer is not subscribed in full by the Purchasers, the Company may, for a period of 90 days thereafter, issue and sell the unaccepted securities, or any of them, at the same price, and upon the other terms and conditions specified in such offer, to any person or persons.

                 (c) Notwithstanding the provisions of this Section 4.2, the Company shall not be required to first offer the Equity Securities to Purchasers if the Company proposes to issue Common Stock, or nontransferable options to purchase Common Stock, for cash only, to its officers or employees, or officers or employees of any of its subsidiaries, or to outside consultants or contractors in connection with services performed for the Company, pursuant to employment or compensation plans or other arrangements approved by the Company's Board of Directors.

          4.3    Termination of Rights.  The rights of first refusal under
                 ---------------------
this Section 4 shall terminate upon the first sale of Common Stock of the Company to the public in a firm commitment underwritten public offering pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act") and involving net proceeds to the Company of at least $5,000,000 (a

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"Qualified Public Offering").

          5.     Other Agreements.
                 -----------------

                 5.1  [Intentionally Omitted].
                      -----------------------

                 5.2  Board Representation.  Until the closing of a Qualified
                      --------------------
Public Offering, the Company and the Major Shareholders shall use their best efforts to cause and maintain the election to the Board of Directors of a representative mutually agreed upon by the Company and the holders of a majority in interest of the Shares to fill one of the seats to be elected by the holders of the Common Stock.

          6.     Restrictions on Transfer and Purchaser Representations.  In
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acquiring the Common Stock, any Warrants and any shares of Common Stock issuable upon exercise of the Warrants (collectively, the "Securities"), each Purchaser makes the following representations, warranties and agreements:

                 (a) Such Purchaser understands that the Securities will be issued by the Company without registration under the Securities Act of 1933, as amended ("Act"), and without qualification and/or registration under applicable state securities laws pursuant to specific exemptions from registration and/or qualification contained in the Act and in applicable state securities laws.
Such Purchaser understands that the foregoing exemptions depend upon, among other things, the bona fide nature of his investment intent as expressed herein.

                 (b) Each Purchaser agrees that none of the Securities, nor any interest in the Securities, will be sold, transferred, or otherwise disposed of by him without registration and/or qualification under the Act or applicable state securities laws unless such Purchaser first demonstrates to the satisfaction of the Company that specific exemptions from such registration and qualification requirements are available with respect to such resale or disposition or provides the Company an opinion of counsel satisfactory to the Company that a contemplated transfer may be made without violation of the Act or applicable state securities laws.

                 (c) Each Purchaser represents and warrants to the Company the following:

                      (i) Such Purchaser is acquiring the Securities for investment purposes only, for such Purchaser's own account, and not as nominee or agent for any other person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act.

                      (ii) Such Lender has been furnished with and carefully read the following documents regarding the Company, Pro-Soft California and the Acquisition:

                           (A) Pro-Soft California Private Placement Memorandum dated December 11, 1995;

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                    (B) Proxy materials of Tel-Fed, Inc. (the prior name of the
          Company) dated March 16, 1996;

                    (C) Agreement and Plan of Reorganization by and among the Company, Pro-Soft California and the Pro-Soft California shareholders;

                    (D) Professional Development Institute Concept Paper dated March 3, 1996;

                    (E) Financial statements of Tel-Fed, Inc. at and for the periods ended December 31, 1995 and 1994;

                    (F) Financial statements of Pro-Soft California as of January 1, 1996 and financial statements of its predecessor, Professional Development Institute, a sole proprietorship, as of December 31, 1995 and for the period February 1, 1995 to December 31, 1995; and

                    (G) Pro-Soft diligence book.

               (iii) Such Purchaser has received all the information he considers necessary or appropriate to evaluate the risks and merits of an investment in the Company, and has had an opportunity to discuss the Company's business, management, financial affairs and prospects with the Company's management.

                (iv) Such Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act.

                 (v) Such Purchaser is able to bear the economic risks related to a purchase of the Securities. Such Purchaser either has a pre-existing personal or business relationship with the Company or any of its officers, directors of controlling persons, or by reason of such Purchaser's business or financial experience or the business or financial experience of his professional advisor who is unaffiliated with and who is not compensated by the Company or any affiliated or selling agent of the Company, directly or indirectly, has the capacity to protect his own interests in connection with the subject transactions.

            (d) Each Purchaser acknowledges that the Securities to be issued to him will contain a legend which prohibits an offer to transfer or a transfer of all or any portion of the Securities unless the Securities are registered under the Act or unless an exemption from registration is available with respect to such resale or disposition.

        7.  Severability.  In the event any provision of this Agreement
            ------------
shall finally be determined to be unlawful, such provision shall be deemed to be severed from this Agreement

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and every other provision of this Agreement shall remain in full force and effect.

        8.  Attorneys' Fees.  In the event any action in law or equity,
            ---------------
arbitration or other proceeding is brought for the enforcement of this Agreement or in connection with any of the provisions of this Agreement, the prevailing party or parties shall be entitled to its attorneys' fees and other costs reasonably incurred in such action or proceeding.

        9.  Notices.  Any notice to be given hereunder shall be given (except
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as otherwise expressly set forth herein) by registered or certified mail, postage prepaid, by cable, telex or facsimile, or may be delivered by hand or by messenger and shall be deemed to have been received as follows: if given by registered or certified mail, five business days after posting; if given by cable, two business days after dispatch; if given by telex or facsimile, one business day after dispatch; and if delivered by hand or by messenger and receipted for by or on behalf of the party to whom the notice is directed, at the time of such delivery. Any notice shall be sent to the address given in the signature blocks of this Agreement or to such other address as the relevant party may notify to the other.

       10. Entire Agreement.  This Agreement and the exhibits hereto contain
           ----------------
all of the agreements between the parties with respect to the matters contained herein and supersedes all prior written or oral and all contemporaneous oral agreements or understandings between the parties pertaining to any such matters. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties to this Agreement or their respective successors in interest and expressly stating that it is an amendment of this Agreement.

       11. Controlling Law.  This Agreement shall be governed by, interpreted
           ---------------
under, and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed wholly within the State of California. In the event a judicial proceeding is necessary, the sole forum for resolving disputes arising under or relating to this Agreement shall be the Municipal and Superior Courts for the County of Orange, California, and all related appellate courts and the parties hereby consent to the jurisdiction of such courts, and that venue shall be in Orange County, California.

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       12. Counterparts.  This Agreement may be executed in counterparts,
           ------------
each of which shall be an original but all of which shall constitute one and the same instrument.

                              "Company"

                              ProSoft Development, Inc., a Nevada corporation

                              By:
                                   -------------------------------------------
                              Name:
                                   -------------------------------------------
                              Address: 7100 Knott Avenue
                                       Buena Park, CA 90620



          The undersigned hereby subscribes for Common Stock and Warrants under the terms and conditions of the foregoing agreement as follows:


Name of Purchaser:
                         ----------------------------------------------------
Authorized Signature:
                         ----------------------------------------------------
Amount of Investment:    __________ shares of Common Stock at $3.50 per share
                         for an aggregate purchase price of $__________

Exact Name in which Common
Stock and Warrants are to
be Issued:
                         ----------------------------------------------------
Address:

                         ----------------------------------------------------

                         ----------------------------------------------------

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